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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        --------------------------------

         Date of Report (Date of earliest event reported): June 2, 2000

                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)

South Carolina                       1-5315                     57-0252730

(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

205 North White Street, Fort Mill, SC                                  29715
(Address of principal executive offices)                            (Zip Code)

                                 (803) 547-1500
              (Registrant's telephone number, including area code)

                                   Page 1 of 7

                       The Index to Exhibits is on Page 5


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                          TABLE OF CONTENTS TO FORM 8-K

ITEM                                                          PAGE
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
5.       OTHER EVENTS                                           3

7.       FINANCIAL STATEMENTS AND EXHIBITS                      3

SIGNATURES                                                      4

EXHIBIT INDEX                                                   5


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Item 5.  Other Events

On June 2, 2000, Springs Industries, Inc., announced it will phase out production and close its baby apparel plants in Griffin and Jackson, Georgia during August 2000. In an unrelated announcement, the Company also stated it will phase out yarn production for terry towels at its No. 2 Plant in Griffin during August 2000. See Exhibit 99.1, which is attached hereto and incorporated herein by reference, for additional information. During the second quarter of 2000, Springs expects to record a one-time after-tax charge in the amount of $1.9 million, or $0.10 per diluted share, related principally to severance and asset disposal costs associated with exiting the baby products facilities. Exit costs associated with the terry facility are not significant. By reducing the Company's baby apparel and terry yarn production costs, Springs expects to improve its after-tax operating earnings by $1.2 million, or $0.07 per diluted share, for the balance of the 2000 fiscal year. Annualized after-tax savings of $2.2 million, or $0.12 per diluted share, are expected in 2001.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99    Additional Exhibits

                        99.1 News release issued by Springs Industries, Inc., on June 2, 2000.

The matters discussed or incorporated by reference in this Form 8-K contain forward-looking statements that are based on management's expectations, estimates, projections, and assumptions. Words such as "expects," "hopes," "estimates," and variations of such words and similar expressions are often used to identify such forward-looking statements which include but are not limited to projections of expenditures, savings, completion dates, cash flows, and operating performance. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guaranties of future performance; instead, they relate to situations with respect to which certain risks and uncertainties are difficult to predict. Actual future results and trends, therefore, may differ materially from what is forecast in forward-looking statements due to a variety of factors, including: the health of the retail economy in general, competitive conditions, and demand for the Company's products; progress toward the Company's cost-reduction goals; unanticipated natural disasters; legal proceedings; labor matters; and the availability and price of raw materials which could be affected by weather, disease, energy costs, or other factors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPRINGS INDUSTRIES, INC.

                                            By:    s/Jeffrey A. Atkins
                                                 ----------------------------
                                                 Jeffrey A. Atkins
                                                 Executive Vice President
                                                 and Chief Financial Officer


                               Dated: June 2, 2000


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